Exhibit 10.3

                                                                [Execution Copy]

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                 OMNICOM FINANCE INC., OMNICOM FINANCE PLC, and
                              OMNICOM CAPITAL INC.,
                                  as Borrowers

                           SECOND AMENDED AND RESTATED
                            364-DAY CREDIT AGREEMENT

                           Dated as of April 30, 1999,

                 Amended and Restated as of April 27, 2000, and

                    Amended and Restated as of July 31, 2000

                               -------------------

                                 $1,000,000,000

                               -------------------

                           SALOMON SMITH BARNEY INC.,
                                as Lead Arranger

                                 CITIBANK, N.A.,
                             as Administrative Agent

                             THE BANK OF NOVA SCOTIA
                                       and
                                  BANK ONE, NA,
                           as Co-Documentation Agents

                                       and

                               SAN PAOLO IMI SPA,
                              as Syndication Agent

================================================================================

            SECOND AMENDMENT AND RESTATEMENT (this "Second Amendment and Restatement") dated as of July 31, 2000 of the 364-Day Credit Agreement referred to below, among: OMNICOM FINANCE INC., a corporation organized and existing under the laws of Delaware ("OFI"); OMNICOM FINANCE PLC (formerly, Omnicom Finance Limited), a corporation organized and existing under the laws of England and Wales ("OFL"); OMNICOM CAPITAL INC., a corporation organized and existing under the laws of Connecticut ("OCI" and, together with OFI and OFL, each a "Borrower", and collectively, the "Borrowers" ); OMNICOM GROUP, INC. (the "Guarantor"); each of the financial institutions listed in Schedule I hereto (each a "Bank", and collectively the "Banks") and CITIBANK, N.A., as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"); SALOMON SMITH BARNEY INC., as lead arranger; THE BANK OF NOVA SCOTIA and BANK ONE, NA, as co-documentation agents (the "Co-Documentation Agents"); and SAN PAOLO IMI SPA, as syndication agent (the "Syndication Agent", and collectively, together with the Administrative Agent and the Co-Documentation Agents, the "Agents").

            OFI, OFL, certain of the Banks and the Agents are parties to a 364-Day Credit Agreement, dated as of April 30, 1999 and, together with OCI, are party to a subsequent Amended and Restated 364-Day Credit Agreement, dated as of April 27, 2000 (as in effect immediately prior to the effectiveness of this Second Amendment and Restatement pursuant to Section 4 hereof, the "Existing Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans) by the Banks to the Borrowers in an aggregate principal amount not exceeding $750,000,000 at any one time outstanding. The Borrowers, the Banks signatory hereto and the Agents wish to amend and restate the Existing Credit Agreement and to increase the Commitments of the Banks thereunder to an aggregate principal amount not exceeding $1,000,000,000 at any one time outstanding; and accordingly, the parties hereto hereby agree to amend the Existing Credit Agreement in certain respects as set forth herein and to restate the Existing Credit Agreement as so amended (the Existing Credit Agreement as so amended and restated, the "Second Amended and Restated Credit Agreement"):

            Section 1. Definitions. Except as otherwise defined herein, terms defined in the Existing Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 of this Second Amendment and Restatement, but effective on the Effective Date (as defined below), (i) the Existing Credit Agreement is hereby amended as set forth below, and (ii) the Existing Credit Agreement is restated to read in its entirety as set forth in the Existing Credit Agreement, which is hereby incorporated herein by reference, with the amendments set forth below:

            A. References in the Existing Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Second Amended and Restated Credit Agreement.

            B. Section 1.01 of the Existing Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT definitions (to the extent already included in said Section 1.01) to read in their entirety as follows:

                  "Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I to the Second Amended and Restated Credit Agreement, as the same may be (x) reduced from time to time pursuant to Section 4.02 and/or Section 10 and/or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 12.04(b).

                  "Guaranty Amendment No. 1" shall mean, Amendment No. 1, dated as of April 27, 2000, to the Guaranty dated as of April 30, 1999, made by the Guarantor in favor of the Banks in respect of the Guaranteed Obligations (as such term is defined therein).

                  "Second Amended and Restated Credit Agreement" shall mean this
            Agreement as amended and restated by the Second Amendment and Restatement dated as of July 31, 2000 among the Borrowers, the Guarantor, the Banks signatory thereto and the Agents.

            C. Section 4.04 of the Existing Credit Agreement shall be deleted in its entirety and replaced with the following:

                  "4.04. [Intentionally omitted]"

            D. Schedule I of the Existing Credit Agreement is deleted in its entirety and replaced with the schedule set forth in Schedule I to this Second Amendment and Restatement.

            Section 3. Representations and Warranties. Each Borrower (but only OFI and OCI with respect to Section 7.09) represents and warrants to the Banks as of the Effective Date that: (i) the representations and warranties set forth in Section 7 of the Existing Credit Agreement are true and correct as to itself on and as of the Effective Date as though made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 7 to "this Agreement" included reference to the Second Amended and Restated Credit Agreement and (ii) no event has occurred and is continuing that constitutes a Default or Event of Default (and the parties agree that breach of any of the representations and warranties in this Section 3 shall constitute an Event of Default under Section 10.02 of the Second Amended and Restated Credit Agreement).

            Section 4. Conditions to Effectiveness. The amendment and restatement set forth in Section 2 of this Second Amendment and Restatement shall become effective on the date (the "Effective Date") on which the Administrative Agent shall notify the Guarantor that the following conditions precedent have been satisfied (and the Administrative Agent shall promptly notify the Banks of the occurrence of the Effective Date):

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                      -3-


            (a) Documents. The Administrative Agent shall have received the following documents (with sufficient copies for each Bank), each of which shall be satisfactory to the Administrative Agent in form and substance:

                  (1) Execution by All Parties. Counterparts of this Second
            Amendment and Restatement, duly executed and delivered by each Borrower, the Guarantor, the Administrative Agent and each Bank and of the Guaranty Amendment No. 1, duly executed and delivered by the Guarantor, the Administrative Agent and each Bank.

                  (2) Authority and Approvals. Certified copies of resolutions of the Board of Directors of each Borrower and of the Guarantor (or equivalent documents) authorizing and approving this Second Amendment and Restatement, authorizing Borrowings under the Second Amended and Restated Credit Agreement in an aggregate principal amount up to $1,000,000,000 at any one time outstanding, and certified copies of all documents evidencing other necessary action (corporate, partnership or otherwise) and governmental approvals, if any, with respect to this Second Amendment and Restatement and the Guaranty Amendment No. 1.

                  (3) Secretary's or Assistant Secretary's Certificate. A
            certificate of the Secretary or an Assistant Secretary of each Borrower and of the Guarantor, dated the Effective Date, certifying the names and true signatures of the officers of the Borrowers and of the Guarantor authorized to execute and deliver this Second Amendment and Restatement, the Guaranty Amendment No. 1 and the other documents to be delivered hereunder and attaching corporate documentation respecting the organization, existence and good standing of each Borrower and the Guarantor.

                  (4) Other Documents. Such other documents as the
            Administrative Agent may reasonably request, including certificates of officers or opinions of counsel, relating to the organization, existence and good standing of each Borrower and the Guarantor, the authorization of the Second Amended and Restated Credit Agreement and the Guaranty Amendment No. 1, the enforceability of the Second Amended and Restated Credit Agreement and the Guaranty Amendment No. 1 or other legal matters relating to the Second Amended and Restated Credit Agreement, the Guaranty Amendment No. 1 or the transactions contemplated thereby, all in form and substance satisfactory to the Administrative Agent.

            (b) Fees and Expenses. The Administrative Agent shall have received evidence satisfactory to it that (i) the Borrowers and the Guarantor shall have paid in full all fees, expenses and interest due and payable to the Administrative Agent and the Banks under the Existing Credit Agreement,
      (ii) the Guarantor shall have paid all accrued fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) in connection with this Second Amendment and

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                      -4-


      Restatement and (iii) the Guarantor shall have paid to the Administrative Agent for account of the Banks such up-front or other fees in connection with the execution of this Second Amendment and Restatement as the Guarantor and the Administrative Agent shall have agreed upon.

            Section 5. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Second Amendment and Restatement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Second Amendment and Restatement by signing any such counterpart. This Second Amendment and Restatement shall be governed by, and construed in accordance with, the law of the State of New York.

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment and Restatement as of the day and year first above written.

                                       BORROWERS:

                                       OMNICOM FINANCE INC.

                                       By: /s/ Dennis E. Hewitt
                                           -------------------------------------
                                           Name:  Dennis E. Hewitt
                                           Title: Treasurer

                                       OMNICOM FINANCE PLC

                                       By: /s/ Dennis E. Hewitt
                                           -------------------------------------
                                           Name:  Dennis E. Hewitt
                                           Title: Director

                                       By: /s/ Barry J. Wagner
                                           -------------------------------------
                                           Name: Barry J. Wagner
                                           Title:

                                       OMNICOM CAPITAL INC.

                                       By: /s/ Dennis E. Hewitt
                                           -------------------------------------
                                           Name: Dennis E. Hewitt
                                           Title: President

                                       GUARANTOR:

                                       OMNICOM GROUP INC.,
                                         as Guarantor

                                       By: /s/ Dennis E. Hewitt
                                           -------------------------------------
                                           Name: Dennis E. Hewitt
                                           Title: Treasurer

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                      -6-


                                       BANKS:

                                       CITIBANK, N.A.,
                                         as Administrative Agent and as Bank

                                       By: /s/ Carolyn A. Kee
                                           -------------------------------------
                                           Name: Carolyn A. Kee
                                           Title: Vice President

                                       THE BANK OF NOVA SCOTIA
                                         as Co-Documentation Agent and as Bank

                                       By: /s/ John Hopmans
                                           -------------------------------------
                                           Name: John Hopmans
                                           Title: Managing Director

                                       BANK ONE, NA (MAIN OFFICE CHICAGO)
                                         as Co-Documentation Agent and as Bank

                                       By: /s/ Stephen E. McDonald
                                           -------------------------------------
                                           Name: Stephen E. McDonald
                                           Title: Senior Vice President

                                       SAN PAOLO IMI SPA
                                         as Syndication Agent and as Bank

                                       By: /s/ Carlo Persico
                                           -------------------------------------
                                           Name: Carlo Persico
                                           Title: D.G.M.

                                       By: /s/ Robert Wurster
                                           -------------------------------------
                                           Name: Robert Wurster
                                           Title: 1st Vice President

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                       SCOTIABANC, INC.

                                       By: /s/ W.J. Brown
                                           -------------------------------------
                                           Name: W.J. Brown
                                           Title: Managing Director

                                       HSBC BANK USA

                                       By: /s/ D.M. Zieske
                                           -------------------------------------
                                           Name: D.M. Zieske
                                           Title: Vice President

                                       THE CHASE MANHATTAN BANK

                                       By: /s/ Bruce E. Langenkamp
                                           -------------------------------------
                                           Name: Bruce E. Langenkamp
                                           Title: Vice President

                                       DRESDNER BANK AG,
                                         NEW YORK & GRAND CAYMAN BRANCHES

                                       By: /s/ Brian Schneider
                                           -------------------------------------
                                           Name: Brian Schneider
                                           Title: Assistant Vice President

                                       By: /s/ Brian E. Haughney
                                           -------------------------------------
                                           Name: Brian E. Haughney
                                           Title: Assistant Vice President

                                       WACHOVIA BANK, N.A.

                                       By: /s/ William C. Christie
                                           -------------------------------------
                                           Name: William C. Christie
                                           Title: Senior Vice President

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                       FLEET BANK, N.A.

                                       By: /s/ Thomas J. Levy
                                           -------------------------------------
                                           Name: Thomas J. Levy
                                           Title: Vice President

                                       THE SUMITOMO BANK, LTD.

                                       By: /s/ C. Michael Garrido
                                           -------------------------------------
                                           Name: C. Michael Garrido
                                           Title: Senior Vice President

                                       MELLON BANK, N.A.

                                       By: /s/ Maria N. Sisto
                                           -------------------------------------
                                           Name: Maria N. Sisto
                                           Title: Vice President

                                       PNC BANK, N.A.

                                       By: /s/ Donald V. Davis
                                           -------------------------------------
                                           Name: Donald V. Davis
                                           Title: Vice President

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                       SVENSKA HANDELSBANKEN

                                       By: /s/ Abbas Sarwar
                                           -------------------------------------
                                           Name: Abbas Sarwar
                                           Title: Head of Credit

                                       By: /s/ Peter Wylde
                                           -------------------------------------
                                           Name: Peter Wylde
                                           Title: Account Manager

                                       THE BANK OF NEW YORK

                                       By: /s/ Kenneth P. Sneider
                                           -------------------------------------
                                           Name: Kenneth P. Sneider
                                           Title: Vice President

                                       U.S. BANK, NATIONAL ASSOCIATION

                                       By: /s/ Thomas W. Cherry
                                           -------------------------------------
                                           Name: Thomas W. Cherry
                                           Title: Vice President

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE I

                             Schedule of Commitments

Lenders                                                               Commitment
-------                                                               ----------

CITIBANK, N.A.                                                 $  150,000,000.00

THE BANK OF NOVA SCOTIA/ SCOTIABANC, INC.                      $  100,000,000.00

BANK ONE, NA (MAIN OFFICE CHICAGO)                             $  100,000,000.00

DRESDNER BANK AG,  NEW YORK                                    $   85,000,000.00
   & GRAND CAYMAN BRANCHES

SAN PAOLO IMI S.p.A.                                           $   70,000,000.00

FLEET BANK, N.A.                                               $   65,000,000.00

HSBC BANK USA                                                  $   65,000,000.00

THE CHASE MANHATTAN BANK                                       $   60,000,000.00

WACHOVIA BANK, N.A.                                            $   60,000,000.00

SVENSKA HANDELSBANKEN                                          $   55,000,000.00

PNC BANK, N.A.                                                 $   50,000,000.00

THE SUMITOMO BANK, LTD.                                        $   50,000,000.00

MELLON BANK, N.A.                                              $   40,000,000.00

U.S. BANK, NATIONAL ASSOCIATION                                $   30,000,000.00

THE BANK OF NEW YORK                                           $   20,000,000.00
                                                               =================
TOTAL                                                          $1,000,000,000.00

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT